UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2014

Hardinge Inc.

(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902

(Address of principal executive offices) (Zip Code)

(607) 734-2281

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 6, 2014, Hardinge Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”).  The total number of shares of the Company’s common stock, par value $0.01 per share, voted in person or by proxy at the Annual Meeting was 11,614,916, representing approximately 92.28% of the 12,586,352 shares outstanding and entitled to vote at the Annual Meeting.  All non-advisory matters voted upon at the Annual Meeting were approved with the required votes. The Company’s shareholders also voted on an advisory basis (i) in favor of the Company’s executive compensation policies and practices; and (ii) in favor of holding the vote on the Company’s executive compensation policies and practices every year. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the abstentions and broker non-votes as to each such matter, where applicable, are set forth below:

Proposal 1  Election of Directors

The Company’s shareholders elected two Class II Directors to each serve for a three-year term expiring at the 2017 Annual Meeting, or when their respective successors have been duly elected and qualified.  The voting results were as follows:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
J. Philip Hunter	6,516,469	3,571,778	1,526,669
R. Tony Tripeny	8,214,741	1,873,506	1,526,669

Proposal 2  Ratification of the Appointment of Independent Auditor

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2014.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
11,306,864	229,132	78,920

Proposal 3  Approval of Amended and Restated 2011 Incentive Stock Plan

The Company’s shareholders approved the Hardinge Inc. Amended and Restated 2011 Incentive Stock Plan.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
8,764,291	1,239,499	84,457	1,526,669

Proposal 4  Advisory Vote on Executive Compensation

The Company’s shareholders voted on an advisory basis in favor of the Company’s executive compensation policies and practices.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
9,729,589	194,776	163,882	1,526,669

Proposal 5  Advisory Vote on Frequency of Vote on Executive Compensation

The Company’s shareholders voted on an advisory basis in favor of holding the vote on the Company’s executive compensation policies and practices every year.  The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
7,780,558	63,893	1,913,048	269,034	1,526,669

Consistent with the results of the advisory vote by the Company’s shareholders on Proposal 5, the Company’s Board of Directors has determined that future shareholder advisory votes on the Company’s executive compensation policies and practices will be held every year. The Company’s Board of Directors will re-evaluate this determination in connection with its next shareholder advisory vote regarding the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)

Date: May 12, 2014

/s/ Douglas J. Malone
Douglas J. Malone
Vice President and Chief Financial Officer